EXHIBIT 10.1


                   LIST OF DIRECTORS AND/OR EXECUTIVE OFFICERS
                            WITH INDEMNITY AGREEMENTS
                                WITH THE COMPANY

     Name of                                Capacity in                            Date of
   Indemnitee                            Which Indemnified                        Agreement
------------------            -------------------------------------------       ---------------
Robert J. Crowell            Executive Officer and Director                     October 9, 1995
William W. Smith             Director                                           October 9, 1995
Laurence F. Mulhern          Executive Officer                                  October 9, 1995
John W. Ortiz                Director                                           October 9, 1995
Richard J. Harries, Jr.      Director                                           October 9, 1995
James Rousou                 Executive Officer and Director                     May 30, 1996
Michael J. McEachern         Executive Officer                                  April 6, 1999
Peter Rendall                Executive Officer                                  April 12, 1999

John R. Kovalcik, Jr.        Former Executive Officer and Former Director       October 9, 1995
David Wolf                   Former Executive Officer                           October 9, 1995
Andres Escallon              Former Executive Officer                           October 9, 1995
J. Richard Cordsen           Former Director                                    October 9, 1995
Peter F. McAree              Former Executive Officer                           August 22, 1997
James G. Jameson             Former Executive Officer and Former Director       April 13, 1998
